SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 22, 2012

CONTINENTAL AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 324-2950
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 8.01. Other Events.

On March 22, 2012, Continental Airlines, Inc. (the “Company”) caused Wilmington Trust Company, as pass through trustee for two pass through trusts newly-formed by the Company, to issue and sell Pass Through Certificates, Series 2012-1A, and Pass Through Certificates, Series 2012-1B (collectively, the “Certificates”) in the aggregate principal amount of $892,138,000.

The offer and sale of the Certificates were registered pursuant to the Securities Act of 1933, as amended, under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-158781) (the “Registration Statement”).

This Current Report on Form 8-K is being filed for the purpose of adding the opinion of Morris James LLP that the Certificates are binding obligations as an exhibit with respect to the Registration Statement.  See Item 9.01 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.  The documents listed as exhibits below are filed as exhibits with reference to the Registration Statement.  The Registration Statement and the final Prospectus Supplement, dated March 8, 2012, to the Prospectus, dated April 24, 2009, relate to the offering of the Certificates.

Exhibit No.	Description
5.1	Opinion of Morris James LLP
23.1	Consent of Morris James LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

Date: March 22, 2012	By:	/s/ Zane Rowe
Zane Rowe
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Morris James LLP
23.1	Consent of Morris James LLP (included in Exhibit 5.1)